CRM Mutual Fund Trust

CRM GLOBAL OPPORTUNITY FUND

Institutional and Investor Shares

Supplement Dated June 23, 2011

to the Prospectus

Dated October 28, 2010

Capitalized terms used without definition below have the meanings given to them in the Prospectus. This document should be read together with the Prospectus.

The Fee Table and Expense Example with respect to CRM Global Opportunity Fund on pages 32 and 33 of the Prospectus is hereby replaced with the following Fee Table and Expense Example:

FEES AND EXPENSES

This table sets forth the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES

(fees paid directly from your investment)

	Investor Shares	Institutional Shares
Redemption Fee on Shares Held Less Than 30 Days (as a percentage of amount redeemed, if applicable)	1.50%	1.50%

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares
Management Fees	0.90%	0.90%
Distribution (12b-1) Fees	None	None
Other Expenses
Shareholder Servicing Fee	0.25%	None
Other Miscellaneous Expenses	1.49%	0.84%
Acquired Fund Fees and Expenses	0.01%	0.01%

Total Other Expenses	1.75%	0.85%

Total Annual Fund Operating Expenses(1)(2)	2.65%	1.75%
Fee Waiver and Expense Reimbursement(1)	(1.14)%	(0.49)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(1)(2)	1.51%	1.26%

(1)

The Adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses, exceed 1.50% and 1.25% of average daily net assets of Investor Shares and Institutional Shares, respectively. These expense limitations are in effect until November 1, 2011. Prior to that date, the arrangement may be terminated for a class only by the vote of the Board of Trustees of the Fund.

(2)

Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets that is included in the Fund’s financial highlights, which reflects operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that you reinvested all dividends and other distributions; the average annual return was 5%; the Fund’s total operating expenses (reflecting applicable contractual fee waivers and expense reimbursement arrangements) are charged and remain the same over the time periods; and you redeemed all of your investment at the end of each time period.

Although your actual costs may be higher or lower based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$154	$715	$1,303	$2,899
Institutional Shares	$128	$503	$903	$2,022